INCOME TAXES - Deferred tax assets and liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Deferred tax assets/(liabilities):
Net operating loss carryforwards	$ 7,506	$ 3,931
Property plant and equipment	(190)	(129)
Other	(229)	(14)
Total	7,545	3,816
Valuation allowance	(7,545)	(3,816)
Net operating loss carryforwards	30,674	$ 20,691
Unrecognized Tax Benefits, Income Tax Penalties and Interest Accrued	$ 0